UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 27, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On February 27, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports February Comparable Sales; Presentation at Bear Stearns Retail, Restaurants & Apparel Conference to be Webcast." The press release contained the following information.




                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Director of Investor Relations
         (913) 967-4109


           Applebee's International Reports February Comparable Sales;
                      Presentation at Bear Stearns Retail,
                 Restaurants & Apparel Conference to be Webcast


     Overland Park, Kan., February 27, 2002 -- Applebee's International, Inc. (Nasdaq:APPB) today reported comparable sales for the four-week period ended February 24, 2002. System-wide comparable sales increased 4.6 percent for the February period, and comparable sales for franchise restaurants increased 5.3 percent. Comparable sales for company restaurants increased 2.3 percent, reflecting an increase in guest traffic of approximately 1.0 percent, combined with a higher average check.

     System-wide comparable sales for the quarter-to-date period (eight weeks) have increased 4.7 percent, with franchise and company restaurant comparable sales up 5.3 percent and 2.9 percent, respectively.



Item 9.           Regulation FD Disclosure

     Applebee's International, Inc.(the "Company") also announced the following information.

     The company will be presenting at the Bear Stearns Eighth Annual Retail, Restaurants & Apparel Conference to be held in New York on Thursday, February 28, 2002, at 10:30 a.m. Eastern Time. A webcast of this presentation will be available over the Internet at http://www.corporate-ir.net/ireye/ir_site. zhtml?ticker=APPB&script=1020&item_id=w,601252,0 and will also be available at the Investor Relations section of the company's website (www.applebees.com). The archived webcast will be available for a period of 30 days following the conference.

     Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,398 Applebee's restaurants operating system-wide in 49 states and eight international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).




                                      # # #



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    February 27, 2002                 By: /s/  George D. Shadid
         ---------------------                 ---------------------
                                               George D. Shadid
                                               Executive Vice President and
                                               Chief Financial Officer



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